Filed Pursuant to Rule 497(k)
Registration No. 333-17391; 811-07959
EDGAR LOMAX VALUE FUND
Investor Class: LOMAX
(the “Fund”)
A series of Advisors Series Trust (the “Trust”)

Supplement dated April 21, 2026 to the
Summary Prospectus dated February 28, 2026

The Board of Trustees (the “Board”) of the Trust approved an amendment to the operating expenses limitation agreement between the Trust, on behalf of the Edgar Lomax Value Fund (the “Fund”) and The Edgar Lomax Company (the “Adviser”), pursuant to which the Adviser has agreed to reduce the Fund’s operating expense limit from 0.68% to 0.66%, effective April 1, 2026.
The following disclosures are hereby revised to reflect the changes to the fees and expenses of the Fund:
Page 2 - “Summary Section”
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Balanced Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and expense example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Other Expenses	0.47%
Total Annual Fund Operating Expenses(1)	1.02%
Less: Fee Waiver and/or Expense Reimbursement(2)	-0.35%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.67%

(1)Total Annual Fund Operating Expenses do not correlate to the Expense Ratios provided in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the Fund and do not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).
(2)The Edgar Lomax Company (the “Advisor”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes and extraordinary expenses) do not exceed 0.66% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least March 31, 2027, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower. In addition, the Advisor has voluntarily agreed to waive a portion of its management fee contingent upon the Fund’s performance versus the S&P 500® Value Index. If the Advisor waives management fees under this arrangement, it has also agreed to absorb all Fund expenses, other than management fees, AFFE, interest expense, taxes and extraordinary expenses. The voluntarily waived management fee is not subject to recoupment. The Advisor has agreed to continue this voluntary waiver arrangement through at least March 31, 2027. While this voluntary waiver arrangement may be discontinued at any time after March 31, 2027, the Advisor has no current intention of doing so. With the voluntary waiver arrangement, actual Total Annual Fund Operating Expenses were 0.50% for the fiscal year ended October 31, 2025. For more information, please see the “Management Fee and Voluntary Fee Waiver” section below.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$290	$529	$1,216

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Please retain this supplement with your Summary Prospectus.
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